===================================================================================================================================


                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                         Washington, DC 20549

                                                             ------------

                                                               FORM 8-K
                                                             ------------



                                                            CURRENT REPORT


                                Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                                  Date of Report: September 19, 2002


                                                          DYNEX CAPITAL, INC.
                                          (Exact Name of Registrant as Specified in Charter)



               Virginia                                 1-9819                               52-1549373
    (State or other jurisdiction of            (Commission File Number)                   (I.R.S. Employer
    incorporation or organization)                                                       Identification No.)


       4551 Cox Road, Suite 300,
         Glen Allen, Virginia                                                                   23060
              (Address of                                                                    (Zip Code)
     principal executive offices)

                                                    (804) 217-5800
                                (Registrant's telephone number, including area code)









====================================================================================================================================

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)     Exhibits

                 99.1     Certification of Chief Financial Officer Pursuant to
                          Section 906 of the Sarbanes-Oxley Act of 2002.


Item 9.  Regulation FD Disclosure

         On September 19, 2002, Dynex Capital, Inc. furnished the Securities and Exchange Commission a certification of its Chief Financial Officer pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002. A copy of the certification is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         In accordance with General Instruction B.2 of Form 8-K, the information included or incorporated in this report, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be set forth by specific reference in such filing.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      DYNEX CAPITAL, INC.




Date:  September 19, 2002             By:    /s/ Stephen J. Benedetti
                                           -------------------------------------
                                           Stephen J. Benedetti
                                           Executive Vice President and
                                           Chief Financial Officer

                                  EXHIBIT INDEX

Number  Description                                         Method of Filing

99.1    Certification of Chief Financial Officer            Furnished herewith
        Pursuant to Section 906 of the Sarbanes-
        Oxley Act of 2002

                                                                    Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of Dynex Capital, Inc. (the "Company") on Form 10-K/A for the fiscal year ending December 31, 2001, as filed with the Securities and Exchange Commission on September 18, 2002 (the "Report"), I, Stephen J. Benedetti, the Chief Financial Officer of the Company, certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:    September 19, 2002             By:    /s/ Stephen J. Benedetti
                                             -----------------------------------
                                             Stephen J. Benedetti
                                             Chief Financial Officer